UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 19, 2023

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 900, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03 Material Modification to Rights of Security Holders.

On May 19, 2023 (the “Effective Date”), Bright Health Group, Inc. (the “Company”) filed a Certificate of Amendment to the
Ninth Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware
(the “Certificate of Amendment”) to effect a 1-for-80 reverse stock split (the “Reverse Split”) of the outstanding shares of the
Company’s common stock, par value $0.0001 per share (the “Common Stock”), effective as of 5:00 p.m., Eastern
Time on the Effective Date. No fractional shares will be issued in connection with the Reverse Split and stockholders will receive cash in lieu of fractional shares.

The Common Stock began trading on a Reverse Split-adjusted basis on the New York Stock Exchange when the market opened on May 22, 2023. The trading symbol for the Common Stock remains “BHG.” The Common Stock was assigned a new CUSIP number (10920V 404) in connection with the Reverse Split.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures included in Item 3.03 above are incorporated by reference in their entirety into this Item 5.03.
Item 8.01 Other Events.

In connection with the Reverse Split, the Company has adjusted the number of shares available for future grant under its
Amended and Restated 2021 Omnibus Incentive Plan, as well as the number of outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the Reverse Split. In addition, the conversion rate for each of the Company’s Series A Convertible Perpetual Preferred Stock and Series B Convertible
Perpetual Preferred Stock was proportionately adjusted to give effect to the Reverse Split.

The Company currently has active registration statements (the “Registration Statements”) on Form S-8 (Nos. 333-257477 and 333-271987) on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offerings covered by Registration Statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those Registration Statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, as a result and upon completion of the Reverse Split, the number of undistributed shares of Common Stock deemed to be covered by each of the Registration Statements will be proportionately reduced to a number of shares of Common Stock, as applicable, giving effect to the Reverse Split at the ratio of 1:80.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Ninth Amended and Restated Certificate of Incorporation of Bright Health Group, Inc.
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	May 25, 2023	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary